ELITE ACCESS BROKERAGE EDITION (08/18) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650) INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Customer Care: 800-873-5654 Lansing, MI 48909-7814 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding. Please see the Social Security Number or Tax ID Number Phone Number (include area code) Good Order Checklist for additional requirements. Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Email Address (print clearly) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP ICC16 VDA 780 01/17 Page 1 of 11 V7873 08/18

LONG-TERM SMART Joint Owner Social Security Number Email Address (print clearly) Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No First Name Middle Name Last Name In the case of Relationship to Owner Phone Number (include area code) Joint Owners, all correspondence Physical Address Line 1 (No P.O. Boxes) Line 2 and required documentation will be sent to the address of City State ZIP the Primary Owner. Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) section if different than Owner. If Primary Phone Number (include area code) Annuitant Sex Male Female U.S. Citizen Yes No section is left blank, the Annuitant will First Name Middle Name Last Name default to the Owner. Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Joint Annuitant Complete this Social Security Number section if different than No Joint Annuitant Joint Owner. If Joint Annuitant Date of Birth (mm/dd/yyyy) section is left blank, the Joint Sex Male Female U.S. Citizen Yes No Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP ICC16 VDA 780 01/17 Page 2 of 11 V7873 08/18

LONG-TERM SMART Beneficiary(ies) Percentage of It is required for Primary Sex Male Female % Good Order Death Benefit that the Death Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner Benefit Percentage be whole First Name Middle Name Last Name numbers and must total 100% for each beneficiary Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) type. If Percentage of Death Benefit is Physical Address Line 1 (No P.O. Boxes) Line 2 left blank, all beneficiaries will receive equal shares. City State ZIP Please use form Percentage of X3041 for Primary Contingent Sex Male Female % additional Death Benefit beneficiaries. Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP ICC16 VDA 780 01/17 Page 3 of 11 V7873 08/18

LONG-TERM SMART Premium Payment Select method of payment and note approximate amount: Check Attached $ Check In Transit $ Wire $ External Transfer $ Internal Transfer $ Annuity Type IRA - Traditional* Non-Tax Qualified Roth IRA* SEP 403(b) TSA Stretch IRA Non-Qualified Stretch Roth Conversion Other: *Tax Contribution Years and Amounts: Year: $ Year: $ Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson National Life Insurance Company (Jackson) or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity INSURANCE OR contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form ANNUITIES" (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and WHERE Applicant, with the Application. REQUIRED (must be dated on or before Are you replacing an existing life insurance policy or annuity contract? Yes No the Application Sign Date to be in Good Order). Transfer Information Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson will only request the funds if the " Client Initiated" section is left blank or checked " No." Transfer Client Anticipated Type Initiated Company releasing funds Account number Maturity date transfer amount One account Full Yes number per $ box. Please also Partial No submit form X3783 for Full Yes $ external Partial transfers. No Non-Qualified Plan Types: IRC 1035 Exchange Non-1035 Exchange All Other Plan Types: Direct Transfer Direct Rollover Non-Direct Rollover Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC16 VDA 780 01/17 Page 4 of 11 V7873 08/18

LONG-TERM SMART Premium Allocation Tell us how you % Traditional Investments % Traditional Investments % Traditional Investments want your Equity Investments Equity Investments International annuity (cont. from previous column) Premiums JNL Multi-Manager JNL Multi-Manager invested. Whole Mid Cap (663) JNL/Mellon Capital International percentages JNL Multi-Manager S&P 400 MidCap Small Cap (686) only. TOTAL Index Small Cap Growth (116) (124) JNL/American Funds ALLOCATION JNL/Mellon Capital Capital Income MUST EQUAL JNL Multi-Manager S&P 500 Index (123) Builder (685) 100%. Small Cap Value (208) JNL/American Funds JNL/Mellon Capital JNL/American Funds S&P 1500 Growth (638) Growth (395) Global Growth Index (366) JNL/American Funds Total number JNL/American Funds JNL/Mellon Capital International (343) of allocation Growth-Income (342) S&P 1500 Value selections may JNL/The Boston Company JNL/Causeway not exceed 99. Index (367) International Equity Income (606) JNL/Mellon Capital Value Select (126) JNL/ClearBridge Small Cap Index (128) JNL/Epoch Large Cap Growth (364) JNL/PPM America Global Shareholder JNL/DFA Mid Cap Value (293) Yield (397) U.S. Core Equity (115) JNL/T. Rowe Price JNL/Franklin Templeton JNL/DFA Established Growth (111) International Small U.S. Small Cap (612) Cap JNL/T. Rowe Price (250) JNL/Franklin Templeton Value (149) JNL/GQG Income (075) JNL/Vanguard Emerging Markets JNL/Invesco Equity Capital Growth (373) (675) Diversified Dividend (365) JNL/Vanguard JNL/Harris Oakmark JNL/Invesco Global Equity Equity Income (374) (656) Small Cap Growth (195) JNL/Vanguard JNL/Invesco JNL/JPMorgan Small Company China-India (273) MidCap Growth (101) Growth (376) JNL/Invesco JNL/The London Company JNL/Vanguard International Growth (113) Focused U.S. Equity (639) U.S. Stock Market JNL/Lazard JNL/Mellon Capital Index (668) Emerging Markets (077) Dow Index (145) JNL/WMC JNL/Lazard JNL/Mellon Capital Balanced (104) International Nasdaq 100 Index (222) Strategic Equity (630) JNL/Loomis Sayles Global Growth (689) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) JNL/Mellon Capital MSCI World Index (183) JNL/Oppenheimer Emerging Markets Innovator (657) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. ICC16 VDA 780 01/17 Page 5 of 11 V7873 08/18

LONG-TERM SMART Premium Allocation (Continued from page 5) Total number % Traditional Investments % Traditional Investments % Traditional Investments of allocation International Specialty Fixed Income selections may (cont. from previous page) not exceed 99. JNL/DoubleLine JNL/Crescent JNL/Vanguard Shiller Enhanced High Income (660) International (375) CAPE (659) JNL/DoubleLine JNL/Mellon Capital Core Fixed Income (127) Tell us how you JNL/Vanguard want your International Stock 10 x 10 (243) JNL/DoubleLine annuity Market Index (670) JNL/Mellon Capital Emerging Markets Premiums JNL/WCM European 30 (299) Fixed Income (661) invested. Whole Focused International percentages JNL/Mellon Capital JNL/DoubleLine Equity (640) only. TOTAL Index 5 (242) Total Return (636) ALLOCATION % Traditional Investments JNL/Mellon Capital JNL/Franklin Templeton MUST EQUAL JNL 5 (224) Global Multisector Sector 100%. JNL/Mellon Capital Bond (348) JNL/Mellon Capital MSCI KLD 400 JNL/Goldman Sachs Consumer Discretionary Social Index (667) Emerging Markets Sector (185) JNL/Mellon Capital Debt (059) JNL/Mellon Capital Pacific Rim 30 (298) JNL/JPMorgan Consumer Staples U.S. Government & Sector (368) JNL/Mellon Capital S&P SMid 60 (248) Quality Bond (109) JNL/Mellon Capital JNL/Mellon Capital Energy Sector (190) JNL/Morningstar Wide Moat Bond Index (133) JNL/Mellon Capital Index (690) JNL/Neuberger Berman FInancial Sector (189) Strategic Income JNL/S&P 4 (361) JNL/Mellon Capital (292) JNL/PIMCO Healthcare Sector (188) JNL/S&P Income (372) JNL/Mellon Capital Competitive JNL/PIMCO Industrials Sector (369) Advantage (274) Investment Grade (604) JNL/Mellon Capital JNL/S&P Corporate Bond Information Technology Dividend Income JNL/PIMCO Sector (187) & Growth (278) Real Return (078) JNL/Mellon Capital JNL/S&P JNL/PPM America Materials Sector (370) International 5 (654) Floating Rate Income (346) JNL/Mellon Capital JNL/S&P JNL/PPM America Real Estate Sector (371) Intrinsic Value (279) High Yield Bond (136) JNL/Mellon Capital JNL/S&P JNL/PPM America Telecommunications Mid 3 (363) Total Return (662) Sector (191) JNL/S&P JNL/Scout JNL/Mellon Capital Total Yield (280) Unconstrained Bond (648) Utilities Sector (635) JNL/T. Rowe Price Short-Term Bond (076) JNL/Vanguard Global Bond Market Index (671) JNL/WMC Government Money Market (107) PREMIUM ALLOCATIONS CONTINUED ON PAGE 7. ICC16 VDA 780 01/17 Page 6 of 11 V7873 08/18

LONG-TERM SMART Premium Allocation (Continued from pages 5 and 6) Tell us how you % Alternative Investments % Tactically Managed Strategies % Asset Allocation want your (cont. from previous column) annuity Alternative Assets JNL iShares Tactical Premiums JNL/BlackRock Moderate (389) JNL/American Funds invested. Whole Global Natural JNL iShares Tactical Moderate Growth percentages Resources (066) Moderate Growth (390) Allocation (357) only. TOTAL JNL/American Funds ALLOCATION JNL/First State JNL iShares Tactical Growth Allocation (358) MUST EQUAL Global Infrastructure (347) Growth (391) JNL/DFA 100%. JNL/Heitman U.S. JNL/AB Moderate Growth Focused Real Estate (687) Dynamic Asset Allocation (665) JNL/Invesco Allocation (644) JNL/DFA Total number Global Real Estate (206) JNL/AQR Growth Allocation (664) of allocation JNL/Neuberger Berman Risk Parity (641) selections may Risk Balanced JNL/BlackRock JNL/Vanguard not exceed 99. Commodity Strategy (643) Global Allocation (345) Moderate ETF Allocation (672) JNL/VanEck JNL/FPA + DoubleLine JNL/Vanguard International Gold (615) Flexible Allocation (305) Moderate Growth % Alternative Investments JNL/T. Rowe Price ETF Allocation (673) Capital Appreciation (637) Alternative Strategies JNL/Vanguard Growth JNL Multi-Manager % Risk Management Strategy ETF Allocation (674) Alternative (655) JNL/T. Rowe Price JNL/AQR Managed Volatility % Fixed Account Options * Large Cap Relaxed Balanced (647) *Not available if the Liquidity Option Constraint Equity (068) is selected. JNL/AQR % Asset Allocation 5-Year Managed Futures JNL Institutional (045) Strategy (379) Alt 50 (303) 7-Year JNL/BlackRock JNL Institutional (047) Global Long Short Alt 100 (388) Credit (628) NOTE: The Contract permits Jackson, JNL Conservative JNL/Boston Partners without advance notice (state Allocation (380) variations may apply), to restrict the Global Long Short amount of Premium payments into, Equity (653) JNL Moderate and the amount and frequency of Allocation transfers between, into and from, any JNL/Eaton Vance (381) Fixed Account Option; to close any Global Macro Absolute JNL Moderate Fixed Account Option; and to require Return Advantage (629) Growth Allocation (070) transfers from a Fixed Account Option. JNL/FAMCO JNL Growth Accordingly, you should consider whether investment in a Fixed Account Allocation (071) Flex Core Option is suitable given your Covered Call (398) JNL Aggressive investment objectives. JNL/JPMorgan Growth Allocation (072) Hedged Equity (688) JNL/Neuberger Berman Currency (614) JNL/Nicholas Convertible Arbitrage (603) JNL/PPM America Long Short Credit (631) JNL/Westchester Capital Event Driven (658) ICC16 VDA 780 01/17 Page 7 of 11 V7873 08/18

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as selected in the (mm/dd/yyyy): Premium Start Date OR Immediately after issue Allocation section will Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the participate in frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the Automatic frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Rebalancing. the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. Other Systematic Investment Options may be available. Please see Systematic Investment form (V5485). Optional Benefit May not be available in all states and once selected cannot be changed. Optional Benefit: Liquidity Option (Contract Form VA660) Additional charges will Fixed Account Options are not available if Liquidity Option is selected. apply. Please see the prospectus for details. Telephone/Electronic Transfer Authorization If no election By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment is made, options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment Jackson will options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint default to Owner, or from my (our) Producer/Representative, subject to Jackson's administrative procedures. " No." Do you consent to Telephone/Electronic Transfer Authorization? Yes No This authorization I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon is not extended any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to to Authorized terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). Callers. To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (V3982). Authorized Caller This If you want to authorize an individual other than your Producer/Representative to receive Contract information via authorization telephone, please list that individual's information here. is not extended to Telephone/ First Name Middle Name Last Name Electronic Transfer Authorization. Social Security Number Date of Birth (mm/dd/yyyy) ICC16 VDA 780 01/17 Page 8 of 11 V7873 08/18

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of documents? Yes No will default to " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Selection of Delivery is authorized, but no document type is selected, the selection will default to "All Documents." "ALL DOCUMENTS" excludes ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports quarterly statements. Transaction confirmations Other Contract-related correspondence Please provide one email address and My email address is: print clearly. I (We) will notify the company of any new email address. If you authorize Electronic Delivery but do This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of not provide an a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to email address electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center or the address or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request is illegible, paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for Electronic compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Delivery will Contract-related correspondence. not be initiated. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. ICC16 VDA 780 01/17 Page 9 of 11 V7873 08/18

LONG-TERM SMART Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Contract sign Owner's Title (required if owned by an Entity) here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC16 VDA 780 01/17 Page 10 of 11 V7873 08/18

LONG-TERM SMART Producer/Representative Acknowledgments Complete this I certify that: certification regarding sales I did not use sales material(s) during the presentation of this Jackson product to the applicant. material section only if: I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. Your client In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. has other existing policies or annuity By signing this form, I certify that: contracts 1. I am authorized and qualified to discuss the Contract herein applied for. AND 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this Will be either transaction is suitable given the client's financial situation and needs. terminating any 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. of those 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that existing policies this replacement (if applicable) is consistent with that position. or using the funds from 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing policies best of my knowledge and belief. to fund this 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being new Contract. replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. Program Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) Jackson Prod./Rep. No. Options Note: If no option is indicated, the designated First Name Middle Name Last Name default will be used. Email Address (print clearly) Business Phone Number (include area code) Extension Program Options * Percentage A B C D E % * NOTE: If Liquidity Option is selected, only Program Option E is available. If more than one Producer/Representative is participating in a Program Option on this case, please provide the additional Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (producers # 1-4 totaling 100%). If Percentage is Producer/Representative Name #2 Jackson Producer/Representative No. Percentage left blank, all Producer/Reps % will receive equal shares. Producer/Representative Name #3 Jackson Producer/Representative No. Percentage % Producer/Representative Name #4 Jackson Producer/Representative No. Percentage % ICC16 VDA 780 01/17 Page 11 of 11 V7873 08/18